UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 5, 2023
_____________________
KORE Group Holdings, Inc.
(Exact name of registrant as specified in its charter)
_____________________

Delaware	001-40856	86-3078783
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3 Ravinia Drive NE, Suite 500
Atlanta, GA 30346
877- 710-5673

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	KORE	New York Stock Exchange
Warrants to purchase common stock	KORE.WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 5, 2023, KORE Group Holdings, Inc., a Delaware corporation (“KORE”), received notice (the “Notice”) that as of August 30, 2023, it was not in compliance with the continued listing standard set forth in Section 802.01C of the NYSE’s Listed Company Manual (“Section 802.01C”) because the average closing price of KORE’s Common Stock, $0.0001 par value per share (“Common Stock”) was less than $1.00 per share over a consecutive 30 trading-day period. The Notice has no immediate impact on the listing of the Common Stock on the NYSE, subject to KORE’s compliance with the NYSE’s other continued listing requirements.

KORE intends to consider a number of available alternatives to cure its non-compliance with the applicable price criteria in the NYSE’s continued listing standards. Pursuant to Section 802.01C, KORE has a period of six months following the receipt of the Notice to regain compliance with the minimum share price requirement. KORE may regain compliance at any time during the six-month cure period if, on the last trading day of any calendar month during the six-month cure period or on the last day of the cure period, the Common Stock has a closing price of at least $1.00 per share and an average closing price of at least $1.00 per share over the 30 trading-day period ending on the last trading day of that month.
Section 802.01C requires KORE to notify the NYSE, within 10 business days of receipt of the Notice, of its intent to cure this deficiency. KORE intends to notify the NYSE of its intent to regain compliance with the requirements of Section 802.01C.

The Notice does not affect KORE’s business operations or its reporting obligations with the Securities and Exchange Commission.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” related to future events. Forward-looking statements contain words such as “intend”, “anticipate”, “believe”, “future”, “will,” “may” or “would” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Although KORE believes the expectations reflected in any forward-looking statement are based on reasonable assumptions, it can give no assurance that its expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to, KORE’s ability to cure the deficiency set forth in the Notice and for its equity securities to remain listed on the NYSE. Forward-looking statements speak only as of the date they are made. Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports KORE files with the U.S. Securities and Exchange Commission, including those in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2022 and any updates thereto in the Company’s Quarterly Reports on Form 10-Q. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. KORE has no obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise, and does not undertake to do so except as required by law.

Item 7.01.    Regulation FD Disclosure

On September 6, 2023, KORE issued a press release related to the Notice. The full text of the press release, dated September 6, 2023, is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Item 7.01 and in Exhibit 99.1 to this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press release dated September 6, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORE Group Holdings, Inc.

Date: September 6, 2023	By:	/s/ Jack W. Kennedy Jr.
	Name:	Jack W. Kennedy Jr.
	Title:	Executive Vice President, Chief Legal Officer & Secretary